Trade Accounts Receivable, Net	12 Months Ended
Dec. 31, 2020
Receivables [Abstract]
Trade Accounts Receivable, Net
4.	TRADE ACCOUNTS RECEIVABLE, NET

Trade accounts receivable, net consisted of the following:

	December 31,	December 31,
	2020	2019
Trade accounts receivable	1,481	1,396
Current expected credit losses allowance ("CECLA")*	(16)	(16)
Total	1,465	1,380

* Allowance for doubtful accounts as at December 31, 2019

Prior to the adoption of the new ASC 326 guidance, the Company reported trade accounts receivable net of allowance for doubtful accounts. The Company evaluated its customers’ financial condition periodically and recorded an allowance for any specific account it considered as doubtful. Additionally, the Company maintained an allowance for doubtful accounts for estimated losses resulting from its customers’ inability to make required payments. The carrying amount of the receivable was thus reduced by an allowance account, and the amount of the corresponding charge was recognized in the line “Selling, general and administrative” in the consolidated statements of income. Subsequent recoveries, if any, of amounts previously provided for were credited against the same line in the consolidated statements of income. When a trade receivable was uncollectible, it was written-off against the allowance account for trade accounts receivable.

With the adoption of the ASC 326 guidance starting January 1, 2020, the Company uses a lifetime expected losses allowance for all trade receivables based on failure rates, as applied to the gross amounts of trade accounts receivable.

Based on the new ASC 326 requirements, the CECLA also includes reasonable assumptions about future credit trends. The historical loss rates are adjusted to reflect current and forward-looking information on macroeconomic factors affecting the ability of the Company’s customers to settle the receivables. In addition to the factors already embedded in the failure rates, as applied on trade accounts receivable, the Company has identified cyclicality and uncertainties around continued growth for the semiconductor industry and its serviceable available market to be the most relevant factors. These macroeconomic factors are weighted into four different economic scenarios, in line with estimates and methodologies applied by other business entities, including financial institutions. These scenarios range from upside scenario (above-trend economic growth) to severe downside (recession). At adoption date, major weight was given to the baseline and mild downside scenarios, with no significant adjustment to the allowance for doubtful accounts. As at December 31, 2020, following the uncertainties arising from the COVID-19 pandemic and the impact it may have on future economic and market conditions, major weight was given to mild downside and severe downside macroeconomic scenarios, with no significant adjustments to the expected credit loss rates as used in the measurement of the allowance for trade accounts receivable.

On that basis, the changes in reported CECLA for the year ended December 31, 2020 are presented below:

Allowance for doubtful accounts as at December 31, 2019 (under prior ASC 326)	(16)
Amount recognized through opening retained earnings upon new ASC 326	—
CECLA as at January 1, 2020 (under new ASC 326)	(16)
Current-period adjustment to CECLA	—
CECLA as at December 31, 2020	(16)

Adjustments to the expected credit losses allowance are reported in the line “Selling, general and administrative” in the consolidated statements of income.

There were no significant write-offs in 2020, 2019 and 2018.

In 2020, 2019 and 2018, the Company’s largest customer, Apple represented 23.9%, 17.6% and 13.1% of consolidated net revenues, respectively, reported in the ADG, AMS and MDG segments.

From time to time, the Company enters into factoring transactions to accelerate the realization in cash of some trade accounts receivable.  In 2020, no trade accounts receivable were sold without recourse ($75 million in 2019).